UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐ Filed by a Party other than the Registrant ☒

Check the appropriate box:

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Acme Packet, Inc.

(Name of Registrant as Specified In Its Charter)

Oracle Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Oracle Corporation
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Acme Packet, Inc.
Commission File No.: 001-33041

Oracle Buys Acme Packet

Adds Session Border Control Technology to Oracle’s Leading Communications Industry Offering to Speed the Deployment of All-IP Networks

REDWOOD SHORES, Calif., February 4, 2013 – Oracle today announced that it has entered into an agreement to acquire Acme Packet (NASDAQ: APKT), the leading global provider of session border control technology for $29.25 per share or approximately $1.7 billion, net of Acme Packet’s cash. Acme Packet enables the trusted, first-class delivery of next-generation voice, data and unified communications services and applications across IP networks. The company’s solutions are deployed by more than 1,900 service providers and enterprises globally, including 89 of the world’s top 100 communications companies.

“The proposed acquisition of Acme Packet is another important piece in Oracle’s overall strategy to deliver integrated best-in-class products that address critical customer requirements in key industries,” said Oracle President Mark Hurd. “The addition of Acme Packet to Oracle’s leading communications portfolio will enable service providers and enterprises to deliver innovative solutions that will change the way we interact, conduct commerce, deliver healthcare, secure our homes, and much more.”

The combination of Oracle and Acme Packet is expected to accelerate the migration to all-IP networks by enabling secure and reliable communications from any device, across any network. Users are increasingly connected and expect to communicate anytime and anywhere using their application, device, and network of choice. Oracle Communications along with Acme Packet can help service providers and enterprises meet these demanding requirements by delivering an end-to-end portfolio of technologies that will support the deployment, innovation and monetization of all-IP networks.

The Board of Directors of Acme Packet has unanimously approved the transaction. The transaction is expected to close in the first half of 2013, subject to Acme Packet stockholder approval, certain regulatory approvals and other customary closing conditions.

“The communications industry is undergoing a dramatic shift as users become more connected and dependent on mobile applications and devices. Service providers and enterprises need a comprehensive communications solution that will enable them to more effectively engage with their customers,” said Bhaskar Gorti, Senior Vice President and General Manager, Oracle Communications. “This combination will enable secure and reliable delivery of real-time interactive communications through the most comprehensive, best-in-class communications portfolio in the industry.”

“Acme Packet brings deep domain expertise and proven, mission-critical solutions to enable all-IP networks,” said Andy Ory, Chief Executive Officer, Acme Packet. “Together with Oracle, we expect to provide customers with purpose-built, innovative solutions to accelerate the deployment of all-IP networks and help deliver a consistent experience across all services, devices and networks.”

More information about this announcement is available at http://www.oracle.com/acmepacket.

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NASDAQ:ORCL), visit http://www.oracle.com.

Trademarks

Oracle is a registered trademark of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Acme Packet, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Acme Packet, anticipated customer benefits and general business outlook. When used in this document, the words “anticipates,” “can,” “will,” “look forward to,” “expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Acme Packet, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Acme Packet may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Acme Packet.

In addition, please refer to the documents that Oracle and Acme Packet, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Acme Packet’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor Acme Packet is under any duty to update any of the information in this document.

Oracle is currently reviewing the existing Acme Packet product roadmap and will be providing guidance to customers in accordance with Oracle’s standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle’s review of Acme Packet’s product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by Acme Packet or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. It is intended for informational purposes only, and may not be incorporated into any contract.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Acme Packet will file a proxy statement with the SEC. Additionally, Acme Packet and Oracle will file other relevant materials in connection with the proposed acquisition of Acme Packet by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, Oracle, OC Acquisition LLC, a wholly owned subsidiary of Oracle, Andes Acquisition Corporation, a wholly-owned subsidiary of OC Acquisition LLC, and Acme Packet. The materials to be filed by Acme Packet with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Acme Packet are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, Acme Packet and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Acme Packet stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Acme Packet’s participants in the solicitation, which may, in some cases, be different than those of Acme Packet’s stockholders generally, is set forth in the materials filed by Acme Packet with the SEC, and will be set forth in the proxy statement relating to the merger when it becomes available.

Contact Info

Carol Sato	Ken Bond
Oracle Corporate Communications	Oracle Investor Relations
+1 650.633.5551	+1 650.607.0349
carol.sato@oracle.com	ken.bond@oracle.com

Oracle Buys Acme Packet
Adds Session Border Control Technology to
Oracle’s Leading Communications Industry Offering
to Speed the Deployment of All-IP Networks
February 4, 2013
Filed by Oracle Corporation
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Acme Packet, Inc.
Commission File No.: 001-33041

2 Copyright © 2013, Oracle and/or its affiliates. All rights reserved.
Cautionary Statement Regarding Forward-Looking Statements
Additional Information about the Merger and Where to Find It
This document contains certain forward-looking statements about Oracle and Acme Packet, including statements that involve risks and uncertainties concerning Oracle's proposed acquisition of Acme Packet, anticipated customer benefits and general business outlook.  When used in this presentation, the words "anticipates", “can", “will”, "look forward to",
"expected" and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Acme Packet, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this presentation due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Acme
Packet may be adversely affected by other economic, business, and/or competitive factors.  Accordingly, no assurances can be given that any of the events anticipated by the forward-
looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Acme Packet.
In addition, please refer to the documents that Oracle and Acme Packet, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K.
These filings identify and address other important factors that could cause Oracle's and Acme Packet's respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this presentation. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Neither Oracle nor Acme Packet is under any duty to update any of the information in this presentation.
Oracle is currently reviewing the existing Acme Packet product roadmap and will be providing guidance to customers in accordance with Oracle's standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle's review of Acme Packet's product roadmap are at the sole discretion of Oracle.  All product roadmap information, whether communicated by Acme Packet or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. It is intended for informational purposes only, and may not be incorporated into any contract.
In connection with the proposed merger, Acme Packet will file a proxy statement with the SEC.  Additionally, Acme Packet and Oracle will file other relevant materials in connection with the proposed acquisition of Acme Packet by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, Oracle, OC Acquisition LLC, a wholly owned subsidiary of
Oracle, Andes Acquisition Corporation, a wholly-owned subsidiary of OC Acquisition LLC, and Acme Packet. The materials to be filed by Acme Packet with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of Acme Packet are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, Acme Packet and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Acme Packet stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle's executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Acme Packet's participants in the solicitation, which may, in some cases, be different than those of Acme Packet's stockholders generally, is set forth in the materials filed with the SEC, and will be set forth in the proxy statement relating to the merger when it becomes available.

3 Copyright © 2013, Oracle and/or its affiliates. All rights reserved.
The Announcement
• Oracle buys Acme Packet
• About Acme Packet
• Combination to enable trusted interactive communications to any device, across any network
• Adds Session Border Control technology to Oracle’s leading Communications industry offering
• Combined offering will enable service providers and enterprises to speed the migration to all-IP networks
• Acme Packet enables the trusted, first-class delivery of next-generation voice, data and unified communications services and applications across IP networks for service providers and enterprises
• Headquartered in Bedford, MA, the company employs 880 domain experts in IP networking
• Deployed by more than 1,900 service providers and enterprises globally, including 89 of the world’s top 100 communications companies
• Together, Oracle Communications and Acme Packet expect to provide customers with purpose-built, innovative solutions to speed the deployment of all-IP networks
• Service providers: uniquely differentiate and monetize next-generation services
• Enterprises: benefit from more effective user engagement and improved employee productivity
• Partners: expanded portfolio of solutions to accelerate the transformation to all-IP networks

4 Copyright © 2013, Oracle and/or its affiliates. All rights reserved.
Users Are Increasingly Connected
Any Service, Anytime, Anywhere, Any Device
INCREASED CONNECTIONS
• Multi-Device
Phone, PC, Tablet, TV, DVR, Car, Security
• Multi-Media
Voice, Video, Chat, Text, Social
• Multi-Network
3G, 4G/LTE, Broadband, WiFi
• Multi-Persona
Consumer, Employee, Parent, Caregiver
• Multi-Location
Home, School, Work, Play, Anywhere
INCREASED EXPECTATIONS
Across Devices, Media, Networks
• Guaranteed Quality and Reliability
Telemedicine, Surveillance, Emergency Services
• Secure and Regulatory Compliant
• Personalized
• Contextual
• Seamless Service and Application Experience
Financial Services, Public Sector, Healthcare
Parental Controls, My Enterprise Dashboard
Right Information, Right Device, Right Now

5 Copyright © 2013, Oracle and/or its affiliates. All rights reserved.
All-IP Networks Critical to Meeting User Expectations
Delivers the Best of the Traditional Telephone and the Internet
• Data oriented
• Low cost packet routing
• Rapid application innovation
• Compromises: Delivers best-effort
consistency and inconsistent
quality
• Voice oriented
• Trusted
• High quality
• Compromises: Costly to maintain,
dedicated circuits and slow delivery
of new services
Traditional Circuit Switched Traditional Circuit Switched Internet Internet
All-IP Network
• Voice, video, and data oriented
• Supports fixed and mobile convergence
• Rapid application innovation
• Tiered transport services
• Guaranteed quality and secure
• Lower Cost

6 Copyright © 2013, Oracle and/or its affiliates. All rights reserved.
Deploying All-IP Networks is Challenging
Requires a Purpose-Built, End-to-End Portfolio of Technologies
Service Providers
• Delivering scalable, next generation IP services presents security, reliability, service quality, and interoperability challenges
• Difficult to monetize and/or provide differentiated alternatives to “over-the-top”
(OTT) services
• Traditional approaches have proven to be expensive, complex, and time-
consuming
Enterprises
• Real-time communications over IP present unique security, interoperability, and reliability challenges
• Many mission-critical applications require solutions that provide complete security, absolute reliability, high service quality, or record-ability
• Customers and employees demand engagement through the channel, application, and device of their choice

7 Copyright © 2013, Oracle and/or its affiliates. All rights reserved.
Oracle Communications Portfolio
Comprehensive Solution to Deploy, Innovate, and Monetize All-IP Networks
Business Business
Operations Operations
Services Services
Operations Operations
Core  Core
Network Network
User User
Applications Applications
End User End User
Devices Devices
CRM CRM
Point of Sale Point of Sale
Order Order
Management Management
Billing Billing
Supply Chain Supply Chain
Analytics Analytics
ERP ERP
HCM HCM
Systems Systems
Charging Charging
Activation Activation
Inventory Inventory
Service Service
Delivery Delivery
Network Network
Intelligence Intelligence
Network App Network App
Platform Platform
Systems Systems
Email Email
Instant Instant
Messenger Messenger
Calendar Calendar
Presence Presence
JAVA JAVA
SunRay SunRay
Session Session
Border Control Border Control
Service
Availability
Network App
Platform
Systems

8 Copyright © 2013, Oracle and/or its affiliates. All rights reserved.
Acme Packet Provides Critical Piece to Oracle’s Solution
Delivers Consistent Experience Across All Services, Devices and Networks
Session Delivery Layer Session Delivery Layer
IP Transport Network IP Transport Network
Enterprise
IP PBX
Landline
CSPs
Over-the-Top
Services
Wireless
CSPs
Voice  Voice  Video Video Chat Chat Presence Presence Unified Communications Unified Communications
Security  Security  Reliability Reliability Management Management Interoperability Interoperability
Mobile Business Residential
End Users
Acme Packet’s Session Border Control solutions enable the session delivery layer:
• Provides communications-specific intelligence and control over IP transport networks
• Ensures that real-time communications (or “sessions”) are secure and reliable
Mobile Business Residential
End Users

9 Copyright © 2013, Oracle and/or its affiliates. All rights reserved.
Acme Packet Powers Innovation for Service Providers
SERVICE PROVIDER BENEFITS:
• Deploy a layer of intelligence and control
across IP communications networks
• Deliver interactive communication services
with security, reliability, and compliance
• Enable deployment of new services faster,
with less complexity, and at lower cost
• Ensure network interoperability to meet
availability and quality of service demands
Transport
Networks
Access Networks
Enterprise
WiFi &
Small Cell
Fixed
Line
3G LTE
Internet
IP Exchange
Mobile
Network
Operator
Over-the-top
(OTT)
Subscriber Management Applications
Access/Border Control
Session Management
Next Generation
Signaling Core
Application Integration

10 Copyright © 2013, Oracle and/or its affiliates. All rights reserved.
Acme Packet Powers Unified Communications for
Enterprises
ENTERPRISE BENEFITS:
• Move to all-IP infrastructure with SIP
trunking and session border controllers
• Integrate with legacy unified
communications applications using
session management
• Deploy platform for communications-
rich applications
• Optimize communications networks Enterprise Cloud
Remote Site
Contact Center
Mobile User
Unified
Communications
Legacy IP
PBX
Session Management
Session Border Control
Application Integration
Session Recording
Business
Applications
Access
Networks
VoLTE
PSTN
Cloud

11 Copyright © 2013, Oracle and/or its affiliates. All rights reserved.
Acme Packet Is Used by Leading Service Providers and
Enterprises In More than 100 Countries
* Customer Information and Logos Provided by Acme Packet
Service Providers
Enterprises

12 Copyright © 2013, Oracle and/or its affiliates. All rights reserved.
COMPANY OVERVIEW:
China Telecom is one of the world’s largest
communications service providers and
serves 163M fixed line, 160M mobile, and
90M broadband customers
* Customer Information and Logos Provided by Acme Packet
CHALLENGE:
•
RESULTS:
•
•
•
China Telecom Success Story
Enable Transformation from Legacy to All-IP Networks
China Telecom needed to transform its legacy circuit switched network infrastructure into a next-generation multiservice
network
Accelerated delivery of consumer VoIP and hosted enterprise
unified communications services
Achieved carrier-class reliability for new IP-based services
Laid flexible, extensible network foundation to support next generation voice, video, and data services

13 Copyright © 2013, Oracle and/or its affiliates. All rights reserved.
COMPANY OVERVIEW:
Telefonica Digital is a global business
division of Telefonica, one of the world’s
largest communications companies. Its
mission is to seize the opportunities within
the digital world and deliver new growth for
Telefonica
* Customer Information and Logos Provided by Acme Packet
CHALLENGE:
•
RESULTS:
•
•
•
•
Telefonica Success Story
Support Rapid Launch of Innovative Messaging Service
Telefonica Digital needed to accelerate the launch of its
Tu Me mobile application and OTT communications services
TU Me service launched in only six months
Users can exchange text messages, make calls, leave voice
messages, share photos and location information from a
single mobile application
Service provides consistent experience whether user is on
Telefonica network, Wi-Fi or roaming on other networks
Telefonica Digital now has highly scalable architecture to
support rapid subscriber growth and new service launches

14 Copyright © 2013, Oracle and/or its affiliates. All rights reserved.
COMPANY OVERVIEW:
ADP Dealer Services is a subsidiary of
Automatic Data Processing, a global
provider of business outsourcing solutions.
ADP Dealer Services provides technology
services to 25,000 automotive dealers in
100 countries
CHALLENGE:
•
RESULTS:
• Rapid time-to-market
• Carrier-grade service availability and quality
• Highly-scalable, secure and extensible solution
• Complies with U.S. lawful intercept regulations
ADP Dealer Services Success Story
Ensure Reliable, Secure and Scalable VoIP Communications Service
* Customer Information and Logos Provided by Acme Packet
Accelerate the launch of Network Phone ASP, a hosted
telephony service, and ensure reliable and secure
communications between dealers and their customers

15 Copyright © 2013, Oracle and/or its affiliates. All rights reserved.
Oracle and Acme Packet
A Compelling Combination
For more information please visit oracle.com/acmepacket
• Most comprehensive, best-in-class communications portfolio to accelerate the migration to all-IP network
• Enables service providers to differentiate and monetize service offerings through secure and reliable IP-based communications from any device, across any network
• Uniquely positions service providers to develop and monetize their own OTT-
like services by offering differentiated levels of security, reliability and quality
• Enables enterprises to more effectively engage customers and improve employee productivity, and deliver innovative applications
• Expanded portfolio of solutions for partners to accelerate the transformation to all-IP networks

Filed by Oracle Corporation
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Acme Packet, Inc.
Commission File No.: 001-33041

Overview and Frequently Asked Questions

Over view

Oracle Buys Acme Packet

Adds Session Border Control Technology to Oracle’s

Leading Communications Industry Offering to Speed the

Deployment of All-IP Networks

On February 4, 2013, Oracle announced that is has agreed to acquire Acme Packet, the leading global provider of session border control technology for service providers and enterprises. The proposed transaction is subject to Acme Packet stockholder approval, certain regulatory approvals, and customary closing conditions and is expected to close in the first half of 2013. Until the transaction closes, each company will continue to operate independently, and will operate its business as usual.

Acme Packet enables trusted, first-class delivery of next-generation voice, data and unified communications services and applications across IP networks for service providers and enterprises. The company’s solutions are deployed by more than 1,900 service providers and enterprises globally, including 89 of the world’s top 100 communications companies.

Oracle plans to make Acme Packet a core offering in its Oracle Communications portfolio to enable customers to more rapidly innovate while simplifying their IT and network infrastructures. Service providers are expected to be able to differentiate and monetize offerings through secure and reliable IP-based communications from any device, across any network. We also anticipate enterprise customers will be able to more effectively engage customers, deliver more innovative applications, and improve employee productivity. This combination is expected to provide our partners with an expanded portfolio of world-class solutions to help them create even greater value for their customers.

PRODUCT OVERVIEW AND STRATEGY

What is the rationale for this acquisition?

Users are becoming increasingly connected and expect to communicate anytime and anywhere using their application, device, and network of choice. In order to deliver trusted, interactive communications, service providers and enterprises are deploying all-IP networks which can combine the quality and reliability of traditional telephony networks with the low cost and service innovation benefits of the Internet. The combination of Oracle Communications’ offerings and Acme Packet is expected to provide service providers and enterprises with a purpose-built, end-to-end portfolio of software- based technologies that will accelerate the deployment, innovation and monetization of all-IP networks.

What products do Acme Packet offer?

Acme Packet provides leading Session Border Control solutions that enable the session delivery layer of IP networks. This ensures that real-time communications or “sessions” including voice, video, chat, presence and unified communications, are secure and reliable, and can provide network intelligence and control. Acme Packet solutions include Application Integration, Next Generation Signaling Core, Session Management, Access/Border Control and Interconnect and Roaming.Key benefits of the Acme Packet solution include:

For Service Providers:

•	Deliver interactive communications services that are secure, reliable and that comply with regulatory guidelines

•	Accelerate the deployment of innovative, revenue-generating services with less complexity and at lower cost

•	Ensure network availability, interoperability, and the consistent delivery of high-quality service

For Enterprises:

•	Seamlessly migrate to an all-IP infrastructure with SIP trunking that is more reliable, secure, and cost-effective

•	Integrate with legacy unified communications applications using session management

2

•	Deploy platform for communications-rich applications

•	Optimize communications networks

CUSTOMERS AND PARTNERS

How does Oracle plan to maintain Acme Packet domain expertise after the transaction closes?

This proposed acquisition is expected to bring significant domain knowledge and expertise to Oracle in the area of IP-networks. Acme Packet management team and employees are expected to join the Oracle Communications Global Business Unit after the transaction closes.

How will the proposed acquisition impact the Acme Packet product roadmap?

After the close of the transaction, Oracle plans to make Acme Packet a part of its core offering in its Oracle Communications portfolio. With Oracle’s planned investments in Acme Packet products, we expect to accelerate the migration of services providers and enterprises to all-IP networks.

Should Acme Packet partners and customers continue to work directly with Acme Packet?

Yes. Acme Packet’s customers should continue to contact their Acme Packet sales representative for assistance, or visit www.acmepacket.com for contact information. Acme Packet customers should also continue to use existing Acme Packet contacts for support and professional services to address immediate and ongoing needs. Acme Packet partners should continue to contact their Acme Packet partner contacts for assistance.

Can I still purchase Acme Packet products and services?

Yes. Acme Packet products and services continue to be available from Acme Packet and it is business as usual.

Will training on the Acme Packet products continue?

Yes. Oracle wants to ensure that customer investments and the use of the products and solutions are maximized. We know excellent training is a key part of obtaining that goal.

Will Acme Packet continue to hold the Interconnect User Conference in April?

Yes. The event on April 24-26, 2013 will take place as planned. For more information about the event, please visit

http://lphs.acmepacket.com/interconnect

Where can I find more information about the proposed combination of Oracle and Acme Packet?

For more information, please visit oracle.com/acmepacket

About Oracle

Oracle engineers hardware and software to work together in the cloud and in your data center. For more information about Oracle (NASDAQ:ORCL), visit www.oracle.com.

Trademarks

Oracle is a registered trademark of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Acme Packet, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Acme Packet, anticipated customer benefits and general business outlook. When used in this document, the words “anticipates,” “can,” “will”, “look forward to,” “expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Acme Packet, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic condi- tions in regions in which either company does business, and the possibility that Oracle or Acme Packet may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Acme Packet.

In addition, please refer to the documents that Oracle and Acme Packet, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10 K, 10 Q and 8 K. These filings identify and address other important factors that could cause Oracle’s and Acme Packet’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor Acme Packet is under any duty to update any of the information in this document.

Oracle is currently reviewing the existing Acme Packet product roadmap and will be providing guidance to customers in accordance with Oracle’s standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle’s review of Acme Packet’s product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by Acme Packet or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. It is intended for informational purposes only, and may not be incorporated into any contract.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Acme Packet will file a proxy statement with the SEC. Additionally, Acme Packet and Oracle will file other relevant materials in connection with the proposed acquisition of Acme Packet by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, Oracle, OC Acquisition LLC, a wholly owned subsidiary of Oracle, Andes Acquisition Corporation, a wholly-owned subsidiary of OC Acquisition LLC, and Acme Packet. The materials to be filed by Acme Packet with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Acme Packet are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, Acme Packet and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Acme Packet stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Acme Packet’s participants in the solicitation, which may, in some cases, be different than those of Acme Packet’s stockholders generally, is set forth in the materials filed by Acme Packet with the SEC, and will be set forth in the proxy statement relating to the merger when it becomes available.

Copyright © 2013, Oracle and/or its affiliates. All rights reserved. Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.	1300XXXX

Filed by Oracle Corporation
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: Acme Packet, Inc.
Commission File No.: 001-33041

Oracle Customers and Partners,

On February 4, 2013, Oracle announced that it has agreed to acquire Acme Packet, the global provider of session border control technology for service providers and enterprises. The proposed transaction is subject to Acme Packet stockholder approval, certain regulatory approvals, and customary closing conditions and is expected to close in the first half of 2013. Until the deal closes, each company will continue to operate independently, and will operate its business as usual.

Users are becoming increasingly connected and expect to communicate anytime and anywhere using their application, device, and network of choice. In order to deliver trusted, interactive communications, service providers and enterprises are deploying all-IP networks which can combine the quality and reliability of traditional telephony networks with the low cost and service innovation benefits of the Internet.

Acme Packet enables trusted, first-class delivery of next-generation voice, data and unified communications services and applications across IP networks for service providers and enterprises. The company’s solutions are deployed by more than 1,900 service providers and enterprises globally, including 89 of world’s top 100 communications companies.

Oracle plans to make Acme Packet a core offering in its Oracle Communications portfolio to enable customers to more rapidly innovate while simplifying their IT and network infrastructures. Service providers are expected to be able to differentiate and monetize offerings through secure and reliable IP-based communications from any device, across any network. We also anticipate enterprise customers will be able to more effectively engage customers, deliver more innovative applications, and improve employee productivity. This combination is expected to provide our partners with an expanded portfolio of world-class solutions to help them create even greater value for their customers.

Acme Packet management team and employees are expected to join the Oracle Communications Global Business Unit after the transaction closes.

For more information please visit oracle.com/acmepacket.

Thank you for your continued support.

Regards,

Bhaskar Gorti

Senior Vice President and General Manager

Oracle Communications

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Acme Packet, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Acme Packet, anticipated customer benefits and general business outlook. When used in this document, the words “anticipates,” “can,” “will”, “look forward to,” “expected” and similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Acme Packet, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Acme Packet may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Acme Packet.

In addition, please refer to the documents that Oracle and Acme Packet, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Acme Packet’s respective operational and other results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this document. Neither Oracle nor Acme Packet is under any duty to update any of the information in this document.

Oracle is currently reviewing the existing Acme Packet product roadmap and will be providing guidance to customers in accordance with Oracle’s standard product communication policies. Any resulting features and timing of release of such features as determined by Oracle’s review of Acme Packet’s product roadmap are at the sole discretion of Oracle. All product roadmap information, whether communicated by Acme Packet or by Oracle, does not represent a commitment to deliver any material, code, or functionality, and should not be relied upon in making purchasing decisions. It is intended for informational purposes only, and may not be incorporated into any contract.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, Acme Packet will file a proxy statement with the SEC. Additionally, Acme Packet and Oracle will file other relevant materials in connection with the proposed acquisition of Acme Packet by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among, Oracle, OC Acquisition LLC, a wholly owned subsidiary of Oracle, Andes Acquisition Corporation, a wholly-owned subsidiary of OC Acquisition LLC, and Acme Packet. The materials to be filed by Acme Packet with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Acme Packet are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Oracle, Acme Packet and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Acme Packet stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available. Information concerning the interests of Acme Packet’s participants in the solicitation, which may, in some cases, be different than those of Acme Packet’s stockholders generally, is set forth in the materials filed by Acme Packet with the SEC and will be set forth in the proxy statement relating to the merger when it becomes available.